Exhibit 10.3

CONTINUING GUARANTY

For Valuable Consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned for themselves, their heirs, executors, personal representatives, successors and assigns (individually called “Guarantor” and collectively called “Guarantors”) jointly and severally and in solido, hereby unconditionally guarantee to Equify Financial, LLC, its successors, affiliates, endorsees and assigns (collectively called “EQUIFY FINANCIAL, LLC”) that U.S. WELL SERVICES, LLC, a Delaware limited liability company (the “Maker”), whose address is 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056 shall promptly and fully perform, pay and discharge all of its present and future liabilities, obligations and indebtedness to Equify Financial, LLC, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or un-matured, and whether originally contracted with or otherwise acquired by Equify Financial, LLC (all of which liabilities, obligations and indebtedness are herein individually and collectively called the “Indebtedness”). This Guaranty is an absolute and unconditional guarantee of payment and not of collectibility. The liability of each Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Indebtedness or any instruments, agreements or chattel paper related thereto (collectively called “Agreements”) or any security or collateral therefor (collectively called “Security”) or the pursuit by Equify Financial, LLC of any rights or remedies which it now has or may hereafter have. If the Maker fails to pay the Indebtedness promptly as the same becomes due, or otherwise fails to perform any obligation under any of the Agreements, each Guarantor agrees to pay on demand the entire Indebtedness and all losses, costs, attorneys’ fees and expenses which may be suffered by Equify Financial, LLC by reason of the Maker’s default or the default of any Guarantor hereunder, and agrees to be bound by and to pay on demand any deficiency established by the sale of any of the Agreements or Security, all without relief from valuation and appraisement laws and without requiring Equify Financial, LLC to (i) proceed against the Maker by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any of remedies pursuant to the Agreements or Security, or (iii) exercise, pursue or enforce any right or remedy Equify Financial, LLC may have against the Maker, any co Guarantor (whether hereunder or under a separate instrument) or any other party. Each Guarantor agrees that: this Guaranty shall not be discharged or affected by any circumstances which constitute a legal or equitable discharge of a Guarantor or surety, or by the death of any Guarantor; the records of Equify Financial, LLC shall be received as conclusive evidence of the amount of the Indebtedness at any time owing absent manifest error; one or more successive or concurrent suits may be brought and maintained against any or all of the Guarantors, at the option of Equify Financial, LLC, with or without joinder of the Maker or any of the other Guarantors as parties thereto; such Guarantor will not avail itself of any defense whatsoever which the Maker may have against Equify Financial, LLC, other than full payment of the Indebtedness; and such Guarantor will not seek a change of venue from any jurisdiction or court in which any action, proceeding or litigation is commenced.

EACH GUARANTOR HEREBY WAIVES NOTICE OF ANY ADVERSE CHANGE IN THE MAKER ‘S CONDITION OR OF ANY OTHER FACT WHICH MIGHT MATERIALLY INCREASE SUCH GUARANTOR’S RISK, WHETHER OR NOT EQUIFY FINANCIAL, LLC HAS KNOWLEDGE OF THE SAME. UNTIL THE INDEBTEDNESS IS PAID IN FULL, EACH GUARANTOR ALSO HEREBY AGREES THAT SUCH GUARANTOR WILL NOT ASSERT, ENFORCE OR OTHERWISE EXERCISE ANY CLAIM, RIGHT OR REMEDY WHICH SUCH GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE MAKER THAT ARISES HEREUNDER AND/OR FROM THE PERFORMANCE BY ANY GUARANTOR HEREUNDER INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION, OR PARTICIPATION IN ANY CLAIM, RIGHT OR REMEDY OF EQUIFY FINANCIAL, LLC AGAINST THE MAKER OR ANY SECURITY WHICH EQUIFY FINANCIAL, LLC NOW HAS OR HEREAFTER ACQUIRES WHETHER OR NOT SUCH CLAIM, RIGHT OR REMEDY ARISES IN EQUITY, UNDER CONTRACT, BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

No termination hereof shall be effective until the Guarantors deliver to Equify Financial, LLC a written notice signed by them electing not to guarantee any new extension of credit that may be granted by Equify Financial, LLC to the Maker after its receipt of such notice, but such notice shall not affect the obligations of the guarantors hereunder as to any and all Indebtedness existing at the time such notice is received. Each Guarantor hereby waives (i) notice of acceptance hereof and notice of extensions of credit given by Equify Financial, LLC to the Maker from time to time; (ii) presentment, demand, protest, and notice of non-payment or protest as to any note or other evidence of indebtedness signed, accepted, endorsed or assigned to Equify Financial, LLC by the Maker; (iii) all exemptions and homestead laws; (iv) any other demands and notices required by law; and (v) any right to trial by jury. Equify Financial, LLC may at any time and from time to time, without notice to or the consent of any Guarantor, and without affecting or impairing the obligation of any Guarantor hereunder (a) renew, extend or refinance any part or all of the Indebtedness of the Maker or any Indebtedness of its customers, or of any co Guarantor (whether hereunder or under a separate instrument) or any other party; (b) accept partial payments of the Indebtedness and apply such payments to any part of the Indebtedness; (c) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate, in any manner, any of the Indebtedness, any Security, or any Indebtedness of any co-Guarantor (whether hereunder or under a separate instrument) or any other party; (d) consent to the transfer of any Security; (e) bid and purchase at any sale of any of the Agreements or Security; and (f) exercise any and all rights and remedies available to Equify Financial, LLC by law or agreement even if the exercise thereof may affect, modify or eliminate any rights or remedies which a Guarantor may have against the Maker. Each Guarantor shall continue to be liable under this Guaranty, the provisions hereof shall remain in full force and effect, and Equify Financial, LLC shall not be stopped from exercising any rights hereunder, notwithstanding (i) Equify Financial, LLC waiver of or failure to enforce any of the terms, covenants or conditions contained in any of the Agreements; (ii) any release of, or failure on the part of Equify Financial, LLC to perfect any security interest in or foreclose, proceed against, or exhaust, any Security; or (iii) Equify Financial, LLC’s failure to take new, additional or substitute security or collateral for the Indebtedness.

EACH GUARANTOR, AS A MATERIAL INDUCEMENT FOR EQUIFY FINANCIAL, LLC TO ENTER INTO THIS TRANSACTION, HEREBY: IRREVOCABLY DESIGNATES AND APPOINTS THE TEXAS SECRETARY OF STATE OR SUCH REGISTERED AGENT AS DESIGNATED IN GUARANTOR’S REGISTRATION FILED WITH THE TEXAS SECRETARY OF STATE AS ATTORNEY-IN-FACT AND AGENT FOR GUARANTOR AND IN GUARANTOR’S NAME, PLACE AND STEAD TO ACCEPT SERVICE OF ANY PROCESS WITHIN THE STATE OF TEXAS; AGREES TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT LOCATED IN TARRANT COUNTY, TEXAS, REGARDING ANY DISPUTE WITH EQUIFY FINANCIAL, LLC OR ANY OF EQUIFY FINANCIAL, LLC’S OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS, INCLUDING WITHOUT LIMITATION ANY MATTER RELATING TO OR ARISING UNDER THIS OR ANY OTHER EXISTING OR FUTURE AGREEMENT WITH EQUIFY FINANCIAL, LLC, PROVIDED THAT EQUIFY FINANCIAL, LLC MAY BRING SUIT IN ANY OTHER COURT HAVING JURISDICTION; WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY SUCH ACTION OR PROCEEDING; WAIVES THE RIGHT TO TRANSFER THE VENUE OF ANY SUCH ACTION OR PROCEEDING; AND CONSENTS AND AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING BROUGHT IN ACCORDANCE HEREWITH SHALL BE GOOD AND SUFFICIENT IF SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO GUARANTOR AT GUARANTOR’S ADDRESS AS PROVIDED HEREIN. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO A JURY TRIAL OF ANY CLAIM, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM, DEFENSE OR OFFSET INVOLVING GUARANTOR, EQUIFY FINANCIAL, LLC OR ANY PERSON CLAIMING ANY RIGHT OR INTEREST ACQUIRED FROM, THROUGH OR UNDER ANY OF THEM; AND GUARANTOR FURTHER HEREBY WAIVES ANY AND ALL SPECIAL, EXEMPLARY, PUNITIVE AND CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT AND/OR THE ACTS OR OMISSIONS OF EQUIFY FINANCIAL, LLC OR ANY ASSIGNEE. All rights and remedies of Equify Financial, LLC are cumulative and not alternative. Each provision of this Guaranty is intended to be severable. Any term or provision hereof declared to be contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted here from, but shall not invalidate the remaining terms and provisions hereof.

IF A GUARANTOR TRANSMITS THE GUARANTY TO EQUIFY FINANCIAL, LLC BY FAX, THE FAX VERSION OF THE GUARANTY AS RECEIVED BY EQUIFY FINANCIAL, LLC WILL BE BINDING ON THE GUARANTORS AS IF IT WERE MANUALLY SIGNED BY EACH GUARANTOR. EQUIFY FINANCIAL, LLC MAY IN ITS SOLE DISCRETION REQUIRE A GUARANTOR TO DELIVER A COPY OF THE GUARANTY WITH THE ORIGINAL SIGNATURE(S) OF SUCH GUARANTOR. IN ANY ACTION ARISING OUT OF THE GUARANTY, EQUIFY FINANCIAL, LLC OR ITS ASSIGNS MAY PRODUCE A FAX COPY OF THE GUARANTY RATHER THAN THE COPY CONTAINING THE ORIGINAL SIGNATURES OF THE GUARANTORS AND SUCH FAX COPY WILL BE DEEMED THE ORIGINAL OF SUCH GUARANTY.

The validity, construction, operation and effect of this Continuing Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the Guarantors have executed this Guaranty on July 18, 2022.

Witness /s/ Spencer Daigle	GUARANTOR: U.S. WELL SERVICES, INC.
(Name of Individual, Corporation or Partnership)

Witness	By:	/s/ Kyle O’Neill
Kyle O’Neill
	Title:	President and Chief Executive Officer
(If corporate guarantor, authorized officer must sign and show corporate title. If partnership guarantor, a general partner must sign and show “Partner” after name. If individual guarantor, show “Individually” after name.)
	Address:	1360 Post Oak Blvd, Floor 18, Houston, TX 77056

NOTE: Insert exact company names where appropriate. Individual guarantors must sign guaranty without titles. Sign simply “John Smith, Individually,” not “John Smith, President.” DO NOT USE THIS FORM if the guarantor resides or has a principal place of business in Kentucky.